FIRST CLOVER LEAF FINANCIAL CORP.

                                                                      Exhibit 32

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Dennis M. Terry, Chief Executive Officer, and Darlene F. McDonald, Senior President and Chief Financial Officer, of First Clover Leaf Financial Corp. (Company) each certify in their capacity as an officer of the Company that they have reviewed the Quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2006 (Report) and that to the best of their knowledge:

      1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


                                  By: /s/ Dennis M. Terry
                                      ------------------------------------------
                                      Dennis M. Terry
                                      President and Chief Executive Officer



                                  By: /s/ Darlene F. McDonald
                                      ------------------------------------------
                                      Darlene F. McDonald
                                      Vice President and Chief Financial Officer


Date:  November 14, 2006